Nu Horizons Electronics Corp.

10Q – Third Quarter Ended November 30, 2003

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Durando, Chief Financial Officer, certify that:

The Form 10-Q of Nu Horizons Electronics Corp. for the period ended November 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nu Horizons Electronics Corp. for the periods presented.

/s/ Paul Durando

Name: Paul Durando Date: January 6, 2004

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Nu Horizons Electronics Corp. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Nu Horizons Electronics Corp. and will be retained by Nu Horizons Electronics Corp. and furnished to the Securities and Exchange Commission or its staff upon request.